================================================================================
                                                                   EXHIBIT 10.50

                                   MORTGAGE

                                     from

                              CAMDEN COGEN L.P.,

                                   Mortgagor

                                      to

                  GENERAL ELECTRIC POWER FUNDING CORPORATION,

                                   Mortgagee

                         Dated as of February 4, 1992

                   THIS MORTGAGE ALSO CONSTITUTES A SECURITY
                  AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE


================================================================================

After recording return to:
  Simpson Thacher & Bartlett
  425 Lexington Avenue
  New York, New York 10017
  Attn: Mark J. Eagan

This Instrument Prepared by the Undersigned in consultation with: Messrs. McCarter & English
                      Four Gateway Center
                      100 Mulberry Street
                      Newark, New Jersey 07102-4096

  Signature  /s/ Mardi R. Merjian
           -------------------------
               Mardi R. Merjian

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

 1. Warranty of Title..................................................   5

 2. Payment of Indebtedness............................................   5

 3. Proper Care and Use; Inspection....................................   6

 4. Requirements.......................................................   7

 5. Payment of Impositions.............................................   7

 6. Insurance..........................................................   9

 7. Condemnation/Eminent Domain........................................  11

 8. Limitation on Disposition and Priority of Lien, Utilities..........  11

 9. Estoppel Certificates..............................................  12

10. Expenses...........................................................  12

11. Mortgagee's Right to Perform.......................................  13

12. Further Assurances.................................................  13

13. Assignment of Rents................................................  13

14. Events of Default..................................................  14

15. Remedies...........................................................  15

16. Remedies Cumulative and Concurrent.................................  16

17. Discontinuance of Proceedings......................................  17

18. Application of Proceeds............................................  17

19. Successor Mortgagor................................................  18

20. Security Agreement Under Uniform Commercial Code...................  18

21. Indemnification; Waiver of Claim...................................  19

22. No Waivers, Etc....................................................  19

23. Waivers by Mortgagor...............................................  20

24. Trust Funds........................................................  20

                                                                        Page
                                                                        ----

25. Notices............................................................  20

26. Taxes on Mortgages.................................................  21

27. No Modification; Binding Obligations...............................  21

28. Miscellaneous......................................................  21

29. Captions...........................................................  22

30. Successors and Assigns.............................................  22

31. Enforceability.....................................................  22

32. RECEIPT OF COPY....................................................  23

33. Loan Agreement.....................................................  23

34. Limitation of Liability............................................  23

35. Release............................................................  23

                                   MORTGAGE

     THIS MORTGAGE dated as of February 4, 1992 from CAMDEN COGEN L.P., a Delaware limited partnership, ("Mortgagor"), having an office at c/o Cogen Technologies, 1600 Smith Street, Suit 5000, 50th Floor, Houston, Texas 77002, to GENERAL ELECTRIC POWER FUNDING CORPORATION, a Delaware corporation (""Mortgagee"), having an office at One River Road, Building Two, Room 741, Schenectedy, New York, 12345. Unless otherwise defined herein, all capitalized terms used herein shall have their respective meanings set forth in the "Loan Agreement", as defined below.

                                  WITNESSETH:

     WHEREAS, Mortgagor is the owner in fee simple of certain tracts of land located in Camden, Camden County, New Jersey and more particularly described in Exhibit A attached hereto and made a part hereof (the "Land"); and

     WHEREAS, pursuant to a Mortgage dated as of February 4, 1992 (the "First Mortgage"), Mortgagor has granted to General Electric Capital Corporation, a New York corporation, a mortgage lien on, among other collateral, the Land; and

     WHEREAS, pursuant to the Term Loan Agreement dated as of February 15, 1990 between Cogen Technologies Linden, Ltd. ("Linden Cogen") and Mortgagee (as the same has been, and hereafter may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), Mortgagee agreed, subject to the terms and conditions set forth therein, to make Loans, from time to time, to Linden Cogen, which are evidenced by the Notes; and

     WHEREAS, Mortgagee is not currently obligated to make certain loans under the Loan Agreement because certain conditions have not been met; and

     WHEREAS, Mortgagee is willing to waive such conditions provided Mortgagor executes and delivers this Mortgage;

     NOW, THEREFORE, in consideration of the premises, the sum of ten dollars and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Mortgagor hereby agrees as follows:

     TO SECURE:

          (a) (i) repayment of all amounts advanced and to be advanced and to be advanced under the Notes, the terms of which are hereby made a part of this Mortgage, (ii) payment of all interest (including interest on principal after default), fees and expenses payable on the Notes or under the Loan Agreement as provided in the Loan Agreement and (iii) payment of any and all fees, costs and expenses, including, without limitation, attorney's fees, incurred by Mortgagee in enforcing rights and remedies of Mortgagee hereunder and under the Loan Agreement, the Notes and the Collateral Security Documents (the items set forth in clauses (i), (ii) and (iii) being referred to collectively as the "Indebtedness"); and

          (b) performance of all covenants, agreements, obligations and liabilities of Mortgagor and Linden Cogen (the "Obligations") under or pursuant to the provisions of the Loan Agreement, the Notes, this Mortgage and the other Loan Documents (as defined below) and any extensions, renewals, restatements, replacements or modifications of any of the foregoing (the Loan Agreement, the Notes, this Mortgage and the other Collateral Security Documents and all other documents and instruments from time to time evidencing, securing or guaranteeing the payment of the Indebtedness or performance of the Obligations are collectively referred to as the "Loan Documents");

Mortgagor hereby grants a security interest in, and hereby mortgages, conveys, assigns, bargains, transfers and sets over to Mortgagee, the following property and rights and interests in property (collectively, the "Mortgaged Property"):

     A. the Land;

     B. all right, title and interest of Mortgagor in and to any and all buildings and improvements now or hereafter erected on the Land (the "Improvements"; the Land, together with the Improvements, are hereinafter collectively referred to as the "Real Estate");

     C. all right, title and interest of Mortgagor, now owned or hereafter acquired, in and to all streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, adjoining, or abutting the Real Estate to the center line thereof and strips and gores within or adjoining the Real Estate, the air space and right to use said air space above the Real Estate, all rights of way, privileges, liberties, hereditaments, all easements now or hereafter affecting or benefitting the Real Estate, all royalties and all rights appertaining to the use and enjoyment of said Real Estate, including, without limitation, all alley, vault, drainage, mineral, water, oil and gas rights;

     D. all and singular, the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the Real Estate, and the reversion or reversions, remainder or remainders, rents, issues, profits and revenue thereof; and also all the estate, right, title, interest, dower and right of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both in law and equity, of Mortgagor, of, in and to the Real Estate and of, in and to every part and parcel thereof, with the appurtenances, at any time belonging to in anywise appertaining thereto;

     E. all of the legal fixtures of every kind and nature whatsoever currently owned or hereafter acquired by Mortgagor, and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached to, or intended to be attached to (though not attached thereto) the Real Estate or placed on any part thereof (said legal fixtures of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof, are hereinafter collectively referred to as the "Equipment"), including, but without limiting the generality of the foregoing, all fixtures and equipment as defined in the Uniform Commercial Code and including, but without limiting the generality of the foregoing, all furnaces, turbines, generators, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, incinerating, and escalator, elevator, power, loading and unloading equipment and systems, sprinkler systems and other fire prevention and extinguishing apparatus and pipes, pumps, tanks, conduits, fittings and fixtures; it being understood and agreed that all Equipment is appropriated to the use of the Real Estate and, whether affixed or annexed or not, for the purposes of this Mortgage shall be deemed conclusively to be Real Estate and mortgaged hereby; and Mortgagor hereby agrees to execute and deliver, from time to time, such further instruments (including security agreements), as may be requested by Mortgagee to confirm the lien of this Mortgage on the Equipment;

     F. all unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Mortgagor and Mortgagor's interest in and to all proceeds of the conversion and the interest payable thereon, voluntary or involuntary, relating to the Mortgaged Property, or any part thereof, into cash or liquidated claims, including, without limiting the generality of the foregoing, proceeds of casualty insurance, title insurance or any other insurance maintained on the Real Estate and the Equipment, and the right to collect and receive the same, and all awards and/or other compensation including the interest payable thereon and the right to collect and receive the same (in the alternative and collectively, "Awards"), heretofore and hereafter made to the present and all subsequent owners of the Real Estate and the Equipment by the United States, the State of New Jersey or any political subdivision thereof, or any agency, department, bureau, board, commission, or instrumentality of any of them, now existing or hereafter created (collectively, "Governmental Authority") for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate and Equipment or any easement or other right therein, including, without limiting the generality of the foregoing, Awards for any change or changes of grade or the widening of streets, roads or avenues affecting the Real Estate, to the extent of all amounts which may be secured by this Mortgage as of the date of receipt, notwithstanding the fact that the amount thereof may not then be due and payable, and to the extent of attorneys' fees, costs and disbursements incurred by Mortgagee in connection with the collection of such Awards. Mortgagor hereby assigns to Mortgagee, and Mortgagee is hereby authorized to collect and receive such Awards, and to give proper receipts and acquittance therefor and, subject to the other provisions hereof and the provisions of the Security Deposit Agreement, to apply the same toward the Indebtedness, notwithstanding the fact that the full amount thereof may not then be due and payable; Mortgagor hereby agrees, upon demand of Mortgagee, to make, execute and deliver, from time to time, such further instruments as may be reasonably requested by Mortgagee to confirm such assignment of said Awards to Mortgagee, free and clear and discharged of any encumbrances of any kind or nature whatsoever;

     G. all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Real Estate and the Equipment, hereafter acquired by or released to Mortgagor (other than by Mortgagee) or constructed, assembled or placed by Mortgagor on the Real Estate (other than the "Modifications" referred to in Section 15 of the "Capital Contribution Agreement", as defined in the Construction and Term Loan Agreement", as defined in the Construction and Term Loan Agreement of even date with this Mortgage between Mortgagor and General Electric Capital Agreement (the "Camden Loan Agreement"), and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Mortgage as fully paid and completely, and with the same effect, as though now owned by Mortgagor and specifically described herein;

     H. all right, title and interest of Mortgagor in, to and under all leases, subleases, underlettings, concession agreements and licenses of the Real Estate and Equipment, or any part thereof, now existing or hereafter entered into by Mortgagor (collectively, "Leases"), and all rights of Mortgagor in respect of cash and securities deposited thereunder and the right to receive and collect the benefits, revenues, income, rents, issues and profits thereof;

     I. all right, title and interest of Mortgagor, to the extent permitted by law, in, to and under (i) all consents, licenses and building permits required for the construction, completion, occupancy and operation of the Real Estate;
(ii) all plans and specifications for the construction of the Real Estate, including, without limitation, installations of curbs, sidewalks, gutters, landscaping, utility connections and all fixtures and equipment necessary for the construction, operation and occupancy of the Improvements; and (iii) all contracts from time to time executed by Mortgagor relating to the ownership, construction, maintenance, operation or occupancy of the Real Estate together with all rights of Mortgagor to compel performance of the terms of such contracts;

     J. any and all monies now or hereafter on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on policies of fire and other hazard insurance covering the Mortgaged Property; and

     K. all rights of Mortgagor under or arising out of the Contracts described on Schedule 1 and all Additional Contracts (as defined in the Camden Loan Agreement), as any of the same may be amended, supplemented or otherwise modified from time to time.

     L. all proceeds, both cash and noncash, and products of the foregoing, including, without limitation, all proceeds and products as defined in the Uniform Commercial Code of the State of New Jersey, which may be realized upon any sale or other disposition of any of the foregoing or produced therefrom;

     TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged or intended to be, unto Mortgagee, its successors and assigns for the uses and purposes herein set forth, until the Indebtedness is fully paid and the Obligations are fully paid or fully performed, as the case may be.

     Mortgagor represents, warrants, covenants and agrees as follows:

     1. Warranty of Title. Mortgagor warrants that it has and owns good and marketable title to the Real Estate and has the right to mortgage the same; and Mortgagor warrants that this Mortgage is a valid and enforceable lien on the Mortgaged Property subject only to the First Mortgage and to Permitted Liens as defined in the Camden Loan Agreement. Mortgagor hereby covenants that it shall preserve such title and the validity and priority of the lien hereof and shall forever warrant and defend the same to Mortgagee against the claims of all and every person or persons, corporation or corporations and parties whomsoever claiming or threatening to claim the same or any part thereof.

     2. Payment of Indebtedness. Subject to the terms of Section 34 hereof, Mortgagor shall cause Linden Cogen to pay the Indebtedness and shall perform and shall cause Linden Cogen to perform, as applicable, all of the Obligations in accordance with the terms of the Loan Documents.

     3. Proper Care and Use; Inspection. (a) Mortgagor shall:

          (i) not abandon the Mortgaged Property,

          (ii) maintain the Facility (as defined in the Camden Loan Agreement) in good working order and condition,

          (iii) make all repairs, renewals and replacements to the Facility (as defined in the Camden Loan Agreement) and additions and betterments thereto which are necessary for the Facility (as defined in the Camden Loan Agreement) to operate in compliance with the terms of the Basic Documents (as defined in the Camden Loan Agreement), and in compliance with all Legal Requirements (as hereinafter defined) affecting the Mortgaged Property and all requirements of the appropriate Board of Fire Underwriters or other similar body acting in and for the locality in which the Mortgaged Property is located, except to the extent that the failure to comply with the terms of the Basic Documents (as defined in the Camden Loan Agreement) could not reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or otherwise) or prospects of Mortgagor or the Mortgaged Property or on the ability of Mortgagor to perform its obligations under the Basic Documents (as defined in the Camden Loan Agreement) to which it is a party,

          (iv) not commit or suffer waste with respect to the Mortgaged
     Property,

          (v) refrain from impairing or diminishing the value or integrity of the Mortgaged Property or the security value of this Mortgage,

          (vi) not remove, demolish or in any material respect alter any of the Improvements, and

          (vii) not make, suffer or permit any nuisance to exist on any of the Mortgaged Property (the construction and operation of the Improvements being deemed not to constitute a nuisance).

     (b) Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect the Mortgaged Property and the right to inspect all work done, labor performed and materials furnished in and about the Improvements and the right to inspect and make copies of all books, contracts and records of Mortgagor relating to the Mortgaged Property, all at such reasonable times during business hours and at such intervals as Mortgagee may request. Mortgagor authorizes Mortgagee to communicate directly with its accountants and with any other entity keeping its book and records. If an Event of Default (as hereinafter defined) shall have occurred and be continuing, Mortgagee and any persons authorized by Mortgagee may (without being obligated to do so) enter or cause entry to be made upon the Real Estate and inspect, repair and/or maintain the same as Mortgagee may deem necessary or advisable, and may (without being obligated to do so) make such expenditures and outlays of money as Mortgagee may deem appropriate for the preservation of the Mortgaged Property. All expenditures and outlays of money made by Mortgagee pursuant hereto shall be added to the Indebtedness and shall be secured hereby and shall be payable on demand together with interest at an interest rate equal to the lower of (i) the highest rate allowed by applicable law and (ii) an interest rate per annum equal to 2% plus the Fixed Interest Rate (as defined in the Loan Agreement) then applicable to the Fixed Rate Loans (such lower rate, the "Default Rate") from the date of the expenditure or outlay until paid.

     4. Requirements. Mortgagor, at Mortgagor's sole cost and expense, shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutues, codes, ordinances, judgments, decrees, injunctions, rules, regulations and requirements pertaining to the Mortgaged Property, including any applicable environmental, zoning or building, use and land use laws, ordinances, rules or regulations and all covenants, restrictions and conditions now or hereafter of record which may be applicable to it or to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property (collectively, the "Legal Requirements"), except any Legal Requirements (other than Relevant Environmental Laws (as defined in the Camden Loan Agreement)), the non-compliance with which could not reasonably be expected to (i) have a material adverse effect on the business, operations, property, condition (financial or other) or prospects of Mortgagor or the rights or interests of Mortgagee or (ii) materially adversely affect Mortgagor's ability to perform its obligations under the Basic Documents (as defined in the Camden Loan Agreement) to which it is a party.

     5. Payment of Impositions. (a) Mortgagor shall pay and discharge all taxes, assessments and governmental charges or levies imposed on it or its income or profit or on any of its property, including the Mortgaged Property, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien upon the property, including the Mortgaged Property (all of the foregoing are hereinafter collectively referred to as the "Imposition"). Mortgagor shall have the right, at Mortgagor's sole cost and expense, to contest in good faith the amount or validity of any such Imposition by proper proceedings timely instituted, and may permit the Impositions so contested to remain unpaid during the period of such contest if (i) Mortgagor has given prior written notice to Mortgagee of Mortgagor's intent so to contest or object to an Imposition, (ii) Mortgagor diligently prosecutes such contest, (iii) such contested Imposition (other than any such Imposition which Mortgagor, with the consent of the Required Lenders (as defined in the Camden Loan Agreement) (not to be unreasonably withheld), deems to be unmerited and not to require the setting aside of any reserves) is included as an expense in the Construction Budget (as defined in the Camden Loan Agreement) and, in the reasonable opinion of the Mortgagee after giving effect to such expense, sufficient funds are projected to be available in such Construction Budget to complete the Facility (as defined in the Camden Loan Agreement) in accordance with subsection 7.1 of the Camden Loan Agreement, (iv) during the period of such contest the enforcement of any contested Imposition is effectively stayed; provided, however, that this clause (iv) shall apply to contested income taxes of a Partner (as defined in the Camden Loan Agreement) only if the failure to pay such tax may then become a lien on the Mortgaged Property or may interfere with the operation of the Facility (as defined in the Camden Loan Agreement) and (v) in the reasonable opinion of the Mortgagee, such contest does not involve any substantial danger of the sale, forfeiture or loss of any part of the Mortgaged Property, title thereto or any interest therein and does not interfere with the operation of the Facility (as defined in the Camden Loan Agreement). Mortgagor will promptly pay or cause to be paid any valid, final judgment enforcing any such Imposition and cause the same to be satisfied of record. Subject to the foregoing right of Mortgagor to contest any Imposition, within thirty (30) days after the date when an Imposition is due and payable, Mortgagor shall deliver to Mortgagee evidence acceptable to Mortgagee showing payment of such Imposition. If by law any Imposition at Mortgagor's option may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Mortgagor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

     (b) Except for the foregoing right of Mortgagor to contest any Imposition, nothing herein otherwise shall affect any right or remedy of Mortgagee under this Mortgage or otherwise, without notice or demand to Mortgagor, to pay any Imposition after the date such Imposition shall have become due and to add to the Indebtedness the amount so paid, together with interest thereon from the date of such payment at the Default Rate. Any sums paid by Mortgagee in discharge of any Imposition shall be (i) a lien on the Real Estate secured hereby prior to any right or title to, interest in, or claim upon the Real Estate subordinate to the lien of this Mortgage, and (ii) payable on demand together with interest as set forth above.

     (c) Mortgagor shall not claim, demand or be entitled to receive any credit or credits towards the satisfaction of this Mortgage or on any interest payable thereon for any taxes assessed against the Mortgaged Property or any part thereof, and Mortgagor shall not claim any deduction from the taxable value of the Mortgaged Property by reason of this Mortgage.

     (d) Upon the occurrence and during the continuance of an Event of Default hereunder, Mortgagor shall be entitled upon notice to Mortgagor to require Mortgagor to pay to Mortgagee on a specified day each month an amount equal to one-twelfth of the annual Impositions reasonably estimated by Mortgagee so that Mortgagee shall have sufficient funds to pay the Impositions on the first day of the month preceding the month in which they become due. In such event, Mortgagor agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Mortgagee. Upon receipt of such bills, statements or other documents, and providing Mortgagor has deposited sufficient funds with Mortgagee pursuant to this paragraph, Mortgagee shall pay such amounts as may be due thereunder out of the funds so deposited with Mortgagee. If at any time and for any reason the funds deposited with Mortgagee are or will be insufficient to pay such amounts as may then or subsequently be due, Mortgagee shall notify Mortgagor and Mortgagor shall immediately deposit an amount equal to such deficiency with Mortgagee. Notwithstanding the foregoing, nothing contained herein shall cause Mortgagee to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Mortgagee pursuant to this paragraph or constitute any limitation on the rights of Mortgagee upon the occurrence of such Event of Default. Mortgagor shall not be entitled to receive interest on said funds. If amounts collected by Mortgagee under this paragraph exceed amounts necessary in order to pay Impositions, Mortgagee may impound or reserve for future payment of Impositions such portion of such excess payments as Mortgagee in its absolute discretion may deem proper. Should Mortgagor fail to deposit with Mortgagee sums sufficient to pay such Impositions in full at least thirty (30) days before delinquency thereof, Mortgagee may, at Mortgagee's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be added to the Indebtedness and shall be secured hereby and shall be repayable to Mortgagee with interest at the Default Rate or at the option of Mortgagee the latter may, without making any advance whatsoever, apply any sums held by it upon any obligation of Mortgagor secured hereby.

      6. Insurance. (a) Mortgagor shall comply in all respects with the terms and provisions contained in subsection 7.5 of the Camden Loan Agreement, which terms and provisions are hereby incorporated in their entirety into this Mortgage by reference thereto, as though expressly stated in this Mortgage.

      (b) If Mortgagor is in default of its obligations to insure or deliver any prepaid insurance policy or policies, then Mortgagee, at its option and without notice, may effect such insurance from year to year, and pay the premium or premiums therefor, and Mortgagor shall pay to Mortgagee such premium or premiums so paid by Mortgagee with interest from the time of payment at the Default Rate, on demand, and the same shall be deemed to be secured by this Mortgage and shall be collectible in the same manner as the Indebtedness secured by this Mortgage.

      (c) Mortgagor promptly shall comply with and conform to (i) all provisions of each insurance policy, and (ii) all requirements of the insurers applicable to Mortgagor or to any of the Mortgaged Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of any of the Mortgaged Property. Mortgagor shall not use the Mortgaged Property, or conduct any activities on the Premises, if such use or activities would permit any insurer to cancel any insurance policy required to be maintained by the Camden Loan Agreement.

      (d) If the Mortgaged Property or any part thereof is damaged or destroyed by fire or any other cause, Mortgagor shall give prompt notice to Mortgagee and all insurance proceeds shall be paid as provided in the Security Deposit Agreement (as defined in the Camden Loan Agreement).

      (e) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the Indebtedness, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee and Mortgagor hereby appoints Mortgagee its attorney-in-fact, in Mortgagor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

      (f) Upon the occurrence and during the continuance of an Event of Default hereunder, Mortgagee shall be entitled upon notice to Mortgagor to require Mortgagor to pay monthly in advance to Mortgagee the equivalent of 1/12th of the estimated annual premiums due on such insurance. In such event, Mortgagor shall cause all bills, statements or other documents relating to the insurance premiums to be sent or mailed directly to Mortgagee. Upon receipt of such bills, statements or other documents, and providing Mortgagor has deposited sufficient funds with Mortgagee pursuant to this paragraph, Mortgagee shall pay such amounts as may be due thereunder out of the funds so deposited with Mortgagee. If at any time and for any reason the funds deposited with Mortgagee are or will be insufficient to pay such amounts as may then or subsequently be due, Mortgagee shall notify Mortgagor and Mortgagor shall immediately deposit an amount equal to such deficiency with Mortgagee. Notwithstanding the foregoing, nothing contained herein shall cause Mortgagee to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Mortgagee pursuant to this paragraph or constitute any limitation on the rights of Mortgagee upon the occurrence of such Event of Default. Mortgagor shall not be entitled to receive interest on said funds. If amounts collected by Mortgagee under this paragraph exceed amounts necessary in order to pay such premiums, Mortgagee may impound or reserve for future payment of insurance premiums such portion of such excess payments as Mortgagee in its absolute discretion may deem proper. Should Mortgagor fail to deposit with Mortgagee sums sufficient to pay in full such insurance premiums at least 30 days before delinquency thereof, Mortgagee may, at Mortgagee's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be payable on demand by Mortgagor with interest thereon at the Default Rate, or at the option of Mortgagee the latter may, without making any advance whatsoever, apply any sums held by it upon any obligation of Mortgagor secured hereby.

      7. Condemnation/Eminent Domain. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property, or any portion thereof, Mortgagor will notify Mortgagee of the pendency of such proceedings. Mortgagee, at Mortgagee's option and in Mortgagee's sole discretion, shall have the right to commence, appear in and prosecute, jointly with Mortgagor, any action or proceeding relating to any condemnation of the Mortgaged Property, or any portion thereof at its sole cost and expense. Mortgagor shall not, without Mortgagee's written consent, settle or compromise any claim in connection with such condemnation. If Mortgagee elects not to participate in such condemnation proceeding, then Mortgagor shall, at its expense, diligently prosecute any such proceeding and shall consult with Mortgagee, its attorneys and experts and cooperate with them in any defense of any such proceedings. All awards and proceeds of condemnation shall be assigned to Mortgagee to be applied as provided in the Security Deposit Agreement (as defined in the Camden Loan Agreement). Mortgagor agrees to execute any such assignments of all such awards as Mortgagee may request.

      8. Limitation on Disposition and Priority of Lien, Utilities. (a) Except as permitted under the Camden Loan Agreement, without the prior written consent of Mortgagee in each instance, Mortgagor shall not sell, assign, convey or otherwise transfer or dispose of the Mortgaged Property or any part thereof or interest therein, either voluntarily or involuntarily, by operation of law or otherwise, and Mortgagor shall not contract to do any of the foregoing. Except for Permitted Liens (as defined in the Camden Loan Agreement) and except as permitted in Article 5 of this Mortgage and in the next following sentence, Mortgagor shall not create, consent to or suffer the creation or existence of any liens, charges or encumbrances (each, a "Prohibited Loan") on any of the Mortgaged Property, whether or not such Prohibited Lien is superior or subordinate to this Mortgage. Mortgagor shall pay when due all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of a Prohibited Lien; provided that Mortgagor shall have the right to contest in good faith any such Prohibited Lien by proper proceedings timely instituted, and may permit such Prohibited Lien to exist during the period of such contest if: (i) Mortgagor diligently prosecutes such contest, (ii) such contested item (other than any such item which Mortgagor with the consent of the Mortgagee (not to be unreasonably withheld), deems to be unmerited and not to require the setting aside of any reserves) is included as an expense in the Construction Budget (as defined in the Camden Loan Agreement) and, in the reasonable opinion of the Mortgagee, after giving effect to such expense, sufficient funds are projected to be available in such Construction Budget to complete the Facility

(as defined in the Camden Loan Agreement) in accordance with subsection 7.1 of the Camden Loan Agreement, (iii) during the period of such contest the enforcement of any contested item and the Prohibited Lien relating thereto is effectively stayed, and (iv) in the reasonable opinion of the Required Lenders (as defined in the Camden Loan Agreement), such contest does not involve any substantial danger of the sale, forfeiture or loss of any part of the Mortgaged Property, title thereto or any interest therein and does not interfere with the operation of the Facility (as defined in the Camden Loan Agreement). Mortgagor will promptly pay or cause to be paid any valid, final judgment enforcing any such item, cause the Prohibited Lien relating thereto to be removed and otherwise cause such item to be satisfied of record.

      (b) Mortgagor shall pay when due all utility charges which are incurred by it for gas, electricity, water or sewer services and all other assessments or charges of a similar nature, whether public or private and whether or not such assessments or charges are liens on the Mortgaged Property.

      (c) All Leases of the Mortgaged Property or any part thereof shall be subordinate to the lien of this Mortgage.

      9. Estoppel Certificates. Mortgagor, within ten (10) business days upon request, shall deliver a written statement, duly acknowledged, setting forth the amount of the Indebtedness, and whether any offsets, claims, counterclaims or defenses exist against the Indebtedness secured by this Mortgage.

      10. Expenses. Mortgagor shall pay all out-of-pocket expenses reasonably incurred by Mortgages with respect to any and all transactions contemplated herein and the preparation of any document reasonably required hereunder including (without limiting the generality of the foregoing) all title and conveyancing charges, recording and filing fees and taxes, mortgage taxes, intangible personal property taxes, escrow fees, revenue and tax stamp expenses, insurance premiums (including title insurance premiums), brokerage commissions, finders' fees, placement fees, surveyors', appraisers' and attorneys' fees and disbursements (subject to the limitation on attorneys' fees contained in subsection 11.5 of the Camden Loan Agreement), and will reimburse to Mortgagee all of the foregoing expenses paid by Mortgagee which have been or may be reasonably incurred by Mortgagee with respect to any and all of the transactions contemplated herein. In addition to the foregoing, if any action or proceeding be commenced (including but not limited to any action to foreclose this Mortgage or to collect the Indebtedness), to which action or proceeding Mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, or in which Mortgage is served with any legal process, discovery notice or subpoena relating to Mortgagee's lending to Mortgagor or accepting a guaranty from a guarantor of the Indebtedness or of any of the Obligations, Mortgagor will reimburse Mortgagee for all of the foregoing expenses which have been or may be reasonably incurred by Mortgagee with respect to the foregoing. All sums paid by Mortgagee for the expense of any litigation to prosecute or defend the rights and lien created by this Mortgage or to appear or to take action in response to any such legal process, discovery notice or subpoena (including counsel fees and disbursements) shall be paid by Mortgagor, together with interest thereon at the Default Rate, and any such sum and the interest thereon shall be a lien on the Mortgaged Property, prior to any right, or title to, interest in or claim upon the Mortgaged Property attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage. In any action to foreclose this Mortgage, or to recover or collect the Indebtedness, the provisions of this Article with respect to the recovery of costs, disbursements and allowances shall prevail unaffected by the provisions of any law with respect to the same to the extent that the provisions of this Article are not inconsistent therewith or violative thereof.

      11. Mortgagee's Right to Perform. Upon the occurrence of an Event of Default, Mortgagee, without waiving, or releasing Mortgagor from, any Event of Default under this Mortgage, may (but shall be under no obligation to), at any time perform any of the covenants or agreements of Mortgagor hereunder, and the cost thereof, with interest at the Default Rate, shall immediately be due from Mortgagor to Mortgagee, and the same shall be secured by this Mortgage and shall be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage. No payment or advance of money by Mortgagee under this Article shall be deemed or construed to cure Mortgagor's default or waive any right or remedy of Mortgagee hereunder.

      12. Further Assurances. Mortgagor agrees, upon demand of Mortgagee, to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Mortgaged Property) as may be reasonably required by Mortgagor to confirm the lien of this Mortgage.

      13. Assignment of Rents. All of the rents, royalties, issues, profits, revenue, income and other benefits of the Mortgaged Property arising from the use and enjoyment by Mortgagor of all or any portion thereof or from any Lease (the "Rents and Profits") are hereby absolutely and unconditionally assigned, transferred, conveyed and set over to Mortgagee to be applied in accordance with the terms of the Security Deposit Agreement (as defined in the Camden Loan Agreement), and Mortgagor grants to Mortgagee the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents and Profits in accordance with the Security Deposit Agreement (as defined in the Camden Loan Agreement). The foregoing assignment and grant shall continue in effect until the Indebtedness is paid in full, but Mortgage hereby waives the right to enter the

Mortgaged Property for the purpose of collecting the Rents and Profits and Mortgagor shall be entitled to collect, receive, use and retain the Rents and Profits until the occurrence of an Event of Default under this Mortgage; such right of Mortgagor to collect, receive, use and retain the Rents and Profits may be revoked by Mortgagee upon the occurrence of any Event of Default by giving not less than five days' written notice of such revocation to Mortgagor; in the event such notice is given, Mortgagor shall pay over to Mortgagee, or to any receiver appointed to collect the Rents and Profits, any lease security deposits (which security deposits shall be held in trust and not co-mingled with Mortgagee's other funds), and shall pay monthly in advance to Mortgagee, or to any such receiver, the fair and reasonable rental value for the use and occupancy of the Mortgaged Property or of such part thereof as may be in the possession of Mortgagor, and upon default in any such payment will vacate and surrender the possession of the Mortgaged Property to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings. Mortgagor shall not accept prepayments of installments of Rent and Profits to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

      14. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" by Mortgagor hereunder:

      (a) the occurrence of any event which would constitute an event of default under the Loan Agreement;

      (b) if Mortgagor sells, transfers, assigns or conveys the Mortgaged Property or any part thereof or interest therein (by operation of law or otherwise) or if Mortgagor further mortgages, pledges or otherwise encumbers the Mortgaged Property or any part thereof or any interest therein or creates or suffers to exist any lien, charge or other encumbrance on the Mortgaged Property or any part thereof, whether superior or subordinate to the lien of this Mortgage, whether recourse or nonrecourse, except for Permitted Liens (as defined in the Camden Loan Agreement) and the First Mortgage; or

      (c) a failure to (i) keep in force the insurance required by the Camden Loan Agreement or (ii) comply with and conform to all provisions and requirements of the insurance policies and the insurers thereunder which would affect the Mortgagor's ability to keep in force the insurance required by the Camden Loan Agreement or to collect any proceeds therefrom; or

      (d) upon default, ten days after request, either in assigning and delivering the policy or policies of insurance described in the Camden Loan Agreement or in reimbursing

      Mortgagee for premiums paid on such insurance, together with interest thereon, as provided herein; or

            (e) the holder of any other mortgage lien on the Real Estate shall commence any action to foreclose such lien or to otherwise enforce any of its rights under its mortgage.

            15. Remedies. Upon the occurrence of an Event of Default hereunder,
(i) if such event is an Event of Default specified in paragraph (e) or (f) of
Section 8 of the Loan Agreement, then during the continuance of such Event of Default, automatically and without notice the Indebtedness and all amounts owing under this Mortgage shall immediately become due and payable, and (ii) if such event is an Event of Default other than those specified in paragraph (e) or (f) of Section 8 of the Loan Agreement, Mortgagee may declare the Indebtedness and all amounts owing under this Mortgage to be immediately due and payable without presentment, demand, protest or notice of any kind, and Mortgagee personally, or by its agents or attorneys, may take such action, without notice or demand, as it deems advisable to protect and enforce Mortgagee's rights against Mortgagor in and to the Mortgaged Property, including, but not limited to, the following actions:

            (a) enter upon and take possession of the Mortgaged Property, and lease and let the Mortgaged Property, or any part thereof, and receive all the Rents and Profits thereof which are overdue, due or to become due, and apply the same, after payment of all reasonably necessary charges and expenses, on account of the amounts hereby secured, and the Mortgagee is hereby given and granted full power and authority to do any act or thing which Mortgagor might or could do in connection with the management and operation of the Mortgaged Property. This covenant becomes effective either with or without any action brought to foreclose this Mortgage and without applying at any time for a receiver of such rents;

            (b) institute an action of mortgage foreclosure, or take other action as the law may allow, at law or in equity, for the enforcement of this mortgage, and proceed thereon to final judgment and execution of the entire unpaid balance of the Indebtedness including costs of suit, interest and reasonable attorneys' fees. In case of any sale of the Mortgaged Property by virtue of judicial proceedings, the Mortgaged Property may be sold in one parcel and as an entirety or in such parcels, manner or order as the Mortgagee in its sole discretion may elect;

            (c) institute partial foreclosure proceedings with respect to the portion of the Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due, provided that if foreclosure sale is made because of default of a part of the Indebtedness, such sale may be made subject to the continuing lien of this

      Mortgage for the unmatured part of the Indebtedness; and it is agreed that such sale pursuant to a partial foreclosure, if so made, shall not in any manner affect the unmatured part of this Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this subsection. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale therein, Mortgagee may elect at any time prior to a foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate the Indebtedness by reason of any uncured default or defaults upon which such partial foreclosure was predicated or by reason of any other defaults, and proceed with full foreclosure proceedings. It is further agreed that several foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a partial foreclosure sale of the secured Indebtedness of any matured portion of the secured Indebtedness without exhausting the power to foreclose and to sell the Mortgaged Property pursuant to any such partial foreclosure for any other part of the secured Indebtedness whether matured at the time or subsequently maturing; and without exhausting any right of acceleration and full foreclosure;

            (d) appoint a receiver of the Rents and Profits of the Mortgaged Property without the necessity of proving either the depreciation or the inadequacy of the value of the security or the insolvency of Mortgagor or any person who may be legally or equitably liable to pay moneys secured hereby and Mortgagor and each such person waives such proof and hereby consents to the appointment of a receiver;

            (e) institute an action for specific performance of any covenant contained herein or in aid of the execution of any power herein granted;

            (f) if Mortgagor is occupying the Mortgaged Property, or any part thereof, it is hereby agreed that the said occupants shall pay such reasonable rental monthly in advance as the Mortgagee shall demand for the Mortgaged Property, or the part so occupied, and for the use of Equipment covered by this Mortgage;

            (g) apply on account of the unpaid Indebtedness and the interest thereon or on account of any arrearages of interest thereon, or on account of any balance due to the foreclosure sale of the Mortgaged Property, or any part thereof, any unexpended moneys still retained by the Mortgagee that were paid by Mortgagor to the Mortgagee pursuant to Article 6(d) hereof;

            (h) exercise any and all other rights and remedies granted under this Mortgage or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

            16. Remedies Cumulative and Concurrent. Mortgages shall be entitled to enforce payment and performance of any Indebtedness or Obligations secured hereby and to exercise all rights and powers under this Mortgage or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may nor or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other securities now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may in its absolute discretion determine. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given to Mortgagee or to which Mortgagee may be otherwise entitled, may be exercised, concurrently or independently against each Mortgagor or against the Mortgaged Property, or either of them, from time to time and as often as may be deemed expedient by Mortgagee. The failure to exercise any such power or remedy will not be construed as a waiver or release of that power or remedy.

            17. Discontinuance of Proceedings. If Mortgagee has proceeded to enforce any right under the Note, the Loan Agreement, or this Mortgage and such proceedings have been discontinued or abandoned for any reason, then in every such case, Mortgagor and Mortgagee will be restored to their former positions and the rights, remedies and powers of Mortgagee will continue as if no such proceedings had been taken.

            18. Application of Proceeds. The proceeds of any sale of all or any portion of the Mortgaged Property upon foreclosure and the earnings of any holding, leasing, operation or other use of the Mortgaged Property following any Event of Default will be applied by Mortgagee as follows:

            First: To the payment of the costs and expenses of any such sale or of any such holding, leasing, operation or other use and of any judicial proceeding wherein any sale may be made, and all expenses, advances, liabilities and sums made or furnished or incurred by Mortgagee, including, without limitation, receiver's, accountants' and attorneys' fees and all taxes, assessments or other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

           Second: To the payment of the amount secured by the First Mortgage.

           Third: To the payment of the Indebtedness secured hereby.

           Fourth: To the payment of any other sums required to be paid pursuant to any provision of this Mortgage, the Note or the Loan Agreement.

           Fifth: The balance, if any, to whomsoever may be lawfully entitled to receive the same.

           19. Successor Mortgagor. In the event ownership of the Mortgaged Property or any portion thereof becomes vested in a person other than the Mortgagor herein named, Mortgagee may, without notice to the Mortgagor herein named, whether or not Mortgagee has given written consent to such change in ownership, deal with such successor or successors in interest with reference to this Mortgage and the indebtedness secured hereby, and in the same manner as with the Mortgagor herein named, without in any vitiating or discharging the Mortgagor's liability hereunder or under the Indebtedness.

           20. Security Agreement Under Uniform Commercial Code. Mortgagor and Mortgagee agree that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code of the State of New Jersey (hereinafter in this paragraph referred to as the "Code") with respect to (i) any and all sums at any time on deposit or held by Mortgagee pursuant to any of the provisions of this Mortgage ("Deposits") and (ii) with respect to any goods or property included in the definition of the term "Mortgaged Property", which goods or property may not be deemed to form a part of the Real Estate described in Exhibit A hereto or may not constitute a "fixture" (within the meaning of Section 9-313 of the Code), and all replacements of such property, substitutions for such property, additions to such property, and the proceeds thereof (all of said property and the replacements, substitutions, and additions thereto and the proceeds thereof being sometimes hereinafter collectively referred to as the "Collateral"), and that a security interest in and to the Collateral is hereby granted to Mortgagee, and the Collateral and all of Mortgagor's right, title and interest therein are hereby assigned to Mortgagee, to secure the Indebtedness and Obligations. Upon the occurrence and during the continuance of an Event of Default under this Mortgage, Mortgagee, pursuant to the appropriate provisions of the Code, shall have the option of proceeding with respect to the Collateral as to both real and personal property in accordance with its rights and remedies with respect to the real property, in which event the default provisions of the Code shall not apply. The parties agree that, in the event Mortgagee shall elect to proceed with respect to the Collateral separately from the real property, ten
(10) days' notice of the sale of the Collateral shall be reasonable notice. The expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, attorneys' fees and expenses incurred by Mortgagee. Mortgagor agrees that, without the written consent of Mortgagee, Mortgagor will not remove or permit to be removed from the Real Estate any of the Collateral. Mortgagor shall, from time to time, on request of Mortgagee, deliver to Mortgagee an inventory of the Collateral in reasonable detail. Mortgagor covenants and represents that all Collateral now is, and that all replacements thereof, substitutions therefor or additions thereto, will be, free and clear of liens, encumbrances, or the security interest of others, other than Permitted Liens (as defined in the Camden Loan Agreement).

      21. Indemnification; Waiver of Claim. (a) If Mortgagee is made a party defendant to any litigation concerning this Mortgage or the Mortgaged Property or any part thereof or interest therein, or the occupancy thereof by Mortgagor, then Mortgagor shall indemnify, defend and hold Mortgagee harmless from all liability by reason of said litigation (other than that arising solely from Mortgagee's own willful misconduct or gross negligence), including attorneys' fees and expenses incurred by Mortgagee in any such litigation, whether or not any such litigation is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or because of the breach by Mortgagor of any of the terms hereof, or for the recovery of any sum secured hereby, Mortgagor shall pay to Mortgagee attorneys' fees and expenses, together with interest thereon at the Default Rate from the date the same are paid by Mortgagee to the date of reimbursement by Mortgagor, and the right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If an Event of Default shall have occurred, Mortgagee may engage an attorney or attorneys to protect its rights hereunder, and in the event of such engagement, Mortgagor shall pay Mortgagee attorneys' fees and expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of breach.

      (b) Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Mortgagor, the Mortgaged Property, Mortgagor's property or the property of others under Mortgagor's control from any cause whatsoever, except for the willful misconduct or gross negligence of Mortgagee, its officers, employees, agents or representatives.

      22. No Waivers, Etc. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by

Mortgagor; Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in anywise impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien. Mortgagee may resort for the payment of the Indebtedness secured by this Mortgage to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

      23. Waivers by Mortgagor. Mortgagor hereby waives, to the fullest extent permitted by applicable law, all errors and imperfections in any proceedings instituted by Mortgagee under this Mortgage and all benefit of any present or future statute of limitations or moratorium law or any other present or future law, regulation or judicial decision, nor shall Mortgagor at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of such statute, law, regulation or judicial decision which (a) exempts any of the Mortgaged Property or any other property, real or personal, or any part of the proceeds arising from any sale thereof from attachment, levy or sale under execution, (b) provides for any stay of execution, moratorium, marshalling of assets, exemption from civil process, redemption, extension of time for payment or valuation or appraisement of any of the Mortgage Property, (c) requires Mortgagee to institute proceedings in mortgage foreclosure against the Mortgaged Property before exercising any other remedy afforded Mortgagee hereunder upon the occurrence of an Event of Default, or (d) conflicts with or may affect, adverse to Mortgagee, any provision, covenant or term of this Mortgage.

      24. Trust Funds. All lease security deposits of the Real Estate shall be treated as trust funds not to be commingled with any other funds of Mortgagor. Within 10 days after request by Mortgagee, Mortgagor shall furnish Mortgagee satisfactory evidence of compliance with this paragraph, together with a statement of all lease security deposits by lessees and copies of all Leases not theretofore delivered to Mortgagee, which statement shall be certified by Mortgagor.

      25. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing, by telecopier or, if available, by telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, first class postage prepaid, or in the case of transmission by telecopier, when confirmation of receipt is obtained, or in the case of telex notice, when sent, answerback received, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

        Mortgagor:      Camden Cogen L.P.
                        c/o Cogen  Technologies, Inc.
                        1600 Smith  Street
                        Suite 5000, 50th Floor
                        Houston, Texas 77002
                        Attention: Robert C. McNair
                        Telecopy: (713) 951-7747

        Mortgagee:      General Electric Power Funding
                        Corporation
                        One River Road
                        Building Two, Room 741
                        Schenectady, New York 12345
                        Attention: Vice President -- Investments
                        Telecopy: (518) 385-3649

        Copy to:        General Electric Capital Corporation
                        1600 Summer Street
                        Stamford, Connecticut 06927
                        Attention: Project Financing
                        Investments -- Transportation and
                        Industrial Financial Division
                        Telecopy: (203-357-6366

        26. Taxes on Mortgagee. In the event of the passage after the date of this Mortgage of any law of the jurisdiction in which the Real Estate is located deducting from the value of the Real Estate for the purposes of taxation any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes and imposing a tax, either directly or indirectly, on this Mortgage, Mortgagee shall have the right to declare all sums outstanding secured by this Mortgage immediately due and payable, provided, however, that such election shall be ineffective if Mortgagor is exempt from such tax or, if not exempt from such tax, is permitted by law to pay the whole of such tax (or to provide funds to Mortgagee to pay such taxes or to reimburse Mortgagee for payment of such taxes) in addition to all other payments required hereunder and if Mortgagor pays such tax (or provides funds to Mortgagee to pay such tax or reimburses Mortgagee for payment of such tax) when the same is due and payable and agrees in writing to pay such tax when thereafter levied or assessed against the Real Estate.

        27. No Modification; Binding Obligations. This Mortgage is subject to modification or amendment by a writing executed by Mortgagor and Mortgagee which shall be recorded in the land records of the County of Camden, New Jersey. Pursuant to N.J.S.A. 46:9-2, such modification or amendment shall not affect the priority of this Mortgage. The covenants of this Mortgage shall run with the land and bind Mortgagor, and its distributee, personal representatives, successors and assigns, and all present and subsequent encumbrancers, lessees and sublessee of any of the Mortgaged Property, and shall inure to the benefit of Mortgagee and its successors, assigns and endorsees.

        28. Miscellaneous. As used in this Mortgage, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" shall mean "including but not limited to"; (b) "provisions" shall mean "provisions, terms, covenants and/or conditions"; (c) "lien" shall mean "lien, charge, encumbrance, security interest, mortgage and/or deed of trust"; (d) "obligation" shall mean "Obligation, duty, covenant and/or condition"; and (e) "any of the Mortgaged Property" shall mean "the Mortgaged Property or any part thereof or interest therein." Any act which Mortgagee is permitted to perform hereunder may be performed at any time and from time to time by Mortgagee or any person or entity designated by Mortgagee. Any act which is prohibited to Mortgagor hereunder is also prohibited to all lessees of any of the Mortgaged Property. Each appointment of Mortgagee as attorney-in-fact for Mortgagor under the Mortgage is irrevocable and coupled with an interest. Mortgagee has the right to reasonably refuse to grant its consent, approval or acceptance or to indicate its satisfaction, whenever such consent, approval, acceptance or satisfaction is required hereunder.

        29. Captions. The captions or headings at the beginning of each Article hereof are for the convenience of the parties and are not a part of this Mortgage.

        30. Successors and Assigns. The covenants contained herein shall run with the land and bind Mortgagor, its successors and assigns, and all subsequent owners, encumbrances and tenants of the Mortgaged property, and shall inure to the benefit of the Mortgagee.

        31. Enforceability. (a) This Mortgage, the validity and enforceability of this Mortgage and all transactions and questions arising hereunder, shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey. Whenever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Mortgage. Nothing in this Mortgage shall require Mortgagor to pay, or Mortgagee to accept, interest in an amount which would subject Mortgagee to penalty under applicable law. In the event that the payment of any interest due hereunder would subject Mortgagee to penalty under applicable law, then ipso facto the obligation of Mortgagor to make such payment shall be reduced to the highest rate authorized under applicable law without penalty.

        (b) Mortgagor hereby irrevocably agrees that any legal action, suit, or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Mortgage or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States Courts for the Southern District of New York, or in the courts of the State of New Jersey, as Mortgagee may elect, and, by execution and delivery of this Mortgege, Mortgagor hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any such action, suit or proceeding for itself and in respect of its property. Mortgagor further agrees that final judgment against it in any action, suit, or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of its indebtedness. Mortgagor and Mortgagee each hereby waives trial by jury.

        32. RECEIPT OF COPY. MORTGAGOR ACKNOWLEDGES THAT IT HAS RECEIVED WITHOUT CHARGE A TRUE COPY OF THIS MORTGAGE.

        33. Loan Agreement. This Mortgage has been executed and delivered pursuant to the Loan Agreement and is entitled to the benefits thereof.

        34. Limitation of Liability. Mortgagee agrees that the liability of Mortgagor under this Mortgage, the Loan Agreement, the Notes and the other Obligations shall be limited to the Mortgaged Property and the rights and remedies of Mortgagee against the Mortgaged Property pursuant to this Mortgage and the other Collateral Security Documents, and in no event shall Mortgagor or any Partner (as defined in the Camden Loan Agreement) or any officer, director, partner or Affiliate thereof be personally liable or obligated for any such obligations. Nothing herein shall limit the full recourse of Mortgagee to the Mortgaged Property pursuant to this Mortgage and the other Collateral Security Documents or be deemed to constitute a waiver of liability, if any, of any Person for damages for fraud or for any knowing misrepresentation made by such Person herein or in any other Transaction Document or in any certificate or other document delivered pursuant hereto or thereto.

        35. Release. Mortgagee shall release the lien of this Mortgage promptly following the fulfillment of the provisions of Section 9.3 of the Loan Agreement with respect to the release of Collateral.

        IN WITNESS WHEREOF, the undersigned has caused this Mortgage to be duly executed under seal the day and year first above written.

                                        CAMDEN COGEN L.P.

(Corporate Seal)                        By: Cogen Technologies Camden GP
                                            Limited Partnership, its general
                                            partner

ATTEST:                                     By:  Cogen Technologies Camden,
                                                 Inc., its general partner
/s/ MaryAnn McLendon
----------------------------                     By:  /s/ Lawrence Thomas
MaryAnn McLendon                                    --------------------------
Assistant Secretary                                 Name: Lawrence Thomas
                                                    Title: V.P. - Finance

                                                                       EXHIBIT A

        ALL THAT CERTAIN land or premises situate, lying and being in the City of Camden, County of Camden and State of New Jersey. The legal description being more particularly bounded and described as follows:

        BEGINNING at a point in the Southeasterly corner of Broadway (66 feet wide) and Chelton Avenue (60 feet wide); thence

        (1) South 88 degrees 33 minutes 00 seconds East along the Southerly line off Chelton Avenue, a distance of 450 feet to the Westerly line of Sixth Street (50 feet wide); thence

        (2) South 01 degrees 20 minutes 45 seconds West along the Westerly line of Sixth Street, a distance of 400 feet to a point; thence

        (3) North 88 degrees 33 minutes 00 seconds West, a distance of 210 feet to a point in the center line of Fillmore Street (now vacated); thence

        (4) North 01 degrees 20 minutes 45 seconds East and along the center line of Fillmore Street (now vacated) 20 feet to a point; thence

        (5) North 88 degrees 33 minutes 00 seconds West, a distance of 115 feet to a point in the center line of Hedley Street (now vacated); thence

        (6) North 01 degrees 20 minutes 45 seconds East along the center line of Hedley Street (now vacated), a distance of 20 feet to a point; thence

        (7) North 88 degrees 33 minutes 00 seconds West, a distance of 125 feet to a point in the Easterly line of Broadway; thence

        (8) North 01 degrees 20 minutes 45 seconds East along the Easterly line of Broadway, a distance of 360 feet to point and place of beginning.

        BEING Lot 1, Block 506, Tax Map.

STATE OF TEXAS     (S)
                   (S)    ss.:
COUNTY OF HARRIS   (S)

        BE IT REMEMBERED, that on this 27th day of January, 1992, in the County and State aforesaid, before me, the subscriber, a Notary Public of Harris County, Texas authorized to take acknowledgments and proofs in said County and State, personally appeared Lawrence Thomas and MaryAnn McLendon, who, I am satisfied, are the persons who signed the within instrument as V.P. - Finance and Asst. Secretary, respectively, of Cogen Technologies Camden, Inc., the corporation named therein, and they thereupon acknowledged that the within instrument signed by the corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by them as such officers and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors, as a general partner on behalf of Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership, as a general partner on behalf of CAMDEN COGEN L.P., a Delaware limited partnership the partnership which executed the within instrument.


                                            Signature /s/ Elaine A. Campbell
                                                     ---------------------------
            ELAINE A. CAMPBELL                       Elaine A. Campbell
[SEAL]  NOTARY PUBLIC, STATE OF TEXAS
          MY COMMISSION EXPIRES             Printed
             JUL. 27, 1993                         -----------------------------
                                                     Notary Public

                                            My commission expires:
                                                                  --------------

                                                                      Schedule 1

                                   CONTRACTS

        Equipment Contract, dated February 3, 1992, by and between the Borrower and General Electric.

        Power Purchase Agreement, dated April 15, 1988, between PSE&G and the Borrower.

        Energy Purchase Agreement, dated December 18, 1989, between the Steam Host and the Borrower.

        Gas Service Agreement, dated May 15, 1991, between PSE&G and the Borrower, as amended by the First Amendment thereto dated November 1, 1991.

        Engineering, Procurement and Construction Contract, dated as of February 3, 1992, by and between Camden Cogen L.P. and Ebasco Constructors Inc.

        Operation and Maintenance Agreement.

(Capitalized terms used but not defined in this Schedule shall have the respective meanings given such terms in the Camden Loan Agreement)

                                        RECORDED-CAMDEN COUNTY
                                            92FEB-4 PM 3:29

                                            SUSAN R. ROSE
                                               REGISTER